SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 18, 2006

Integrated Silicon Solution, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23084	77-0199971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2231 Lawson Lane

Santa Clara, California

95054

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 969-6600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 18, 2006, Integrated Silicon Solution, Inc. (“ISSI”) received a letter from The NASDAQ Stock Market indicating that as a result of ISSI’s failure to timely file its Form 10-K for the fiscal year ended September 30, 2006 with the Securities and Exchange Commission, ISSI was not in compliance with the NASDAQ requirements for continued listing set forth in NASDAQ Marketplace Rule 4310(c)(14). NASDAQ Marketplace Rule 4310(c)(14) requires ISSI to make on a timely basis all filings with the Securities and Exchange Commission, as required by the Securities Exchange Act of 1934, as amended.

ISSI had previously reported on August 9, 2006 that a committee of independent members of ISSI’s Board of Directors had begun a review of ISSI’s historical stock option granting practices since its initial public offering in February 1995 and that, until the committee completes its review, ISSI would not file its Form 10-Q for the quarter ended June 30, 2006. On October 19, 2006, ISSI’s Board of Directors, with the concurrence of the independent committee, determined that ISSI should restate its financial statements for various periods since ISSI’s IPO in February 1995, and that ISSI’s financial statements and the related reports of ISSI’s independent registered public accounting firm, Ernst & Young LLP, and all related earnings press releases and communications relating to periods after ISSI’s initial public offering in February 1995, should not be relied upon.

As previously reported, on August 17, 2006, ISSI received a letter from Nasdaq indicating that as a result of its failure to file its Form 10-Q for the quarter ended June 30, 2006 with the Securities and Exchange Commission, ISSI was not in compliance with the requirements for continued listing set forth in NASDAQ Marketplace Rule 4310(c)(14). In response to this letter, ISSI appealed the NASDAQ Staff’s determination and a hearing before the NASDAQ Listing Qualifications Panel (the “Panel”) was held. On December 7, 2006, ISSI was notified by the Panel that it had determined to continue ISSI’s listing subject to the communication with the Panel about the results of the independent committee’s investigation, and the filing by February 13, 2007 of all required restatements and delinquent periodic reports, and compliance with all other requirements for continued listing on the Nasdaq Stock Market. ISSI has notified NASDAQ that it plans to file its Form 10-K for the fiscal year ended September 30, 2006 by the February 13, 2007 deadline. Although ISSI, the independent committee and their respective advisors are working diligently to complete their review so that the Form 10-Q and Form 10-K can be filed, ISSI is not yet able to determine whether it will be able to meet the deadlines for continued listing provided by the Panel.

FORWARD LOOKING STATEMENTS: Statements in this Form 8-K regarding ISSI’s continued listing on Nasdaq and the filing of its Form 10-Q and Form 10-K are forward-looking statements and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to, the final conclusions of the Board of Directors, the independent committee, and ISSI’s independent registered public accounting firm concerning matters related to the ISSI’s stock option grants, and any further accounting adjustments from the audit or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SILICON SOLUTION, INC.

Date: December 20, 2006	/s/ SCOTT D. HOWARTH
Scott D. Howarth
Vice President and Chief Financial Officer